UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2014

ROTOBLOCK CORPORATION

(Exact name of registrant as specified in its charter)

          Nevada                                                    333-116324                                     20-08987999

(State or other jurisdiction                                        (Commission File Number)                          (IRS Employer Identification No.)

       of incorporation)

300 B Street Santa Rosa, CA 95401

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 578-5220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announces the resignation of Chien Chih Liu as Chief Executive Officer and as a director, effective March 5, 2014 and the resignation of Chow Chu Keung as Chief Financial Officer and a director, effective March 7, 2014. Both resignations were solely for personal reasons.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTOBLOCK CORPORATION

Dated: March 10, 2014

By: /s/ Andrew Chow, Corporate Secretary